                                                                  EXHIBIT 10.8.8

                          SOFTWARE LICENSE AGREEMENT

This License Agreement (this "Agreement") is entered into as of the 30th day of
                              ---------
December, 1999 (the "Effective Date") by and between Annuncio Software, Inc., a
                     --------------
California corporation with an office at 2440 W. El Camino Real, Suite 300, Mountain View, CA 94040 ("Annuncio"), and Phillips Interactive Health, having an
                          --------
office at 7811 Montrose Road, Potomac, Maryland 20854 ("Licensee").
                                                        --------

  WHEREAS, Annuncio has developed certain Internet marketing automation software known as Annuncio Live TM; and

  WHEREAS, Licensee wishes to obtain a non-exclusive license to use such software to automate its Internet and integrated marketing campaigns.

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

SECTION 1.  DEFINITIONS
            -----------
As used in this Agreement, the following terms shall have the meanings set forth below:

"ANNUAL SUPPORT PROGRAM FEE" means the annual fee to be paid by Licensee to Annuncio in exchange for the provision of maintenance and support services, as further described in the Software Support Program Terms and Conditions.

"ANNUNCIO DOCUMENTATION" means the documentation provided by Annuncio to Licensee to be used in conjunction with the Software.

"DESIGNATED SYSTEM" means the specific computer equipment at Licensee's address listed above as set forth in Exhibit A.

"LICENSE FEE" means the fee for the license rights granted herein, as set forth in Exhibit B.

"LICENSEE MATERIALS" means the text, customer data and other material supplied by Licensee and used in conjunction with the Software.

"MARKETING TRANSACTION LIMITS" means the number of marketing transactions that may be performed using the Software pursuant to the terms of this Agreement, as specifically stated and defined in Exhibit A.

"SOFTWARE" means Annuncio's proprietary software as further described in Exhibit A, in object code form, and any updates or upgrades thereto provided by Annuncio hereunder.

"SOFTWARE MEDIA" means the computer disk or CD-ROM provided to Licensee by Annuncio on which the Software is recorded.

"TERM" means the term of the license hereunder, as set forth in Exhibit A.

SECTION 2.  SOFTWARE LICENSE.
            -----------------

     Section 2.1  License Grant. Subject to all the terms and conditions of this
                  -------------
Agreement, Annuncio hereby grants to Licensee, during the Term, a non-exclusive, non-transferable, non-sublicensable license to use the Software along with any accompanying Annuncio Documentation solely on the Designated System, not to exceed the specified Marketing Transaction Limits, and solely for Licensee's internal use as part of Licensee's Internet marketing solution. Licensee may make a reasonable number of copies solely for backup or archival purposes.

     Section 2.2. Restrictions. Licensee may not (1) copy or otherwise
                  ------------
reproduce the Software other than as expressly set forth above; (ii) rent, sublicense, transfer or grant any rights in the Software or Annuncio Documentation in any form to any person, (iii) permit third parties to benefit from the use or functionality of the Software via a timesharing, service bureau or other arrangement without specific written permission from an Annuncio vice-president or higher level employee.

     Section 2.3  Proprietary Rights and Notices. Annuncio grants no license,
                  ------------------------------
right, or interest in any Annuncio copyright, trademark, trade name, service mark or other proprietary right. Licensee shall neither alter nor remove any copyright notice or other proprietary rights notices which may appear on the Software or on or in any Annuncio Documentation delivered to Licensee hereunder. In addition, Annuncio agrees that any reproduction of the Software or the Annuncio Documentation (or any portion thereof) authorized by Annuncio shall include such copyright and other proprietary rights notices as are currently contained thereon or as may be reasonably specified from time to time by Annuncio.

     Section 2.4  No Sale. This license is not a sale. Title and copyrights to
                  -------
the Software, Annuncio Documentation and any copy made by Licensee remain with Annuncio. Unauthorized copying of the Software or Annuncio Documentation, or failure to comply with any restrictions herein, will result in automatic termination of this Agreement and will make available to Annuncio other legal remedies.

     Section 2.5. Reservation of Rights. Annuncio hereby reserves to itself
                  ---------------------
all rights in and to the Software not expressly granted to Licensee herein. Licensee shall have no rights in or to the Software except as expressly granted herein.

     Section 2.6  No Reverse Engineering. Licensee shall not, and shall not
                  ----------------------
permit any third party to, alter, modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble, or otherwise attempt to derive computer source code from, as applicable, the Software, except as may be expressly permitted by applicable local law. In jurisdictions where a right to reverse engineer is provided by law unless information is available about products in order to achieve interperability, functional compatibility, or similar objectives, Licensee agrees to submit a detailed written proposal to Annuncio concerning Licensee's information needs before engaging in reverse engineering. Annuncio may, in its sole discretion, propose to


ANNUNCIO SOFTWARE, INC                 1           CONFIDENTIAL AND PROPRIETARY

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Licensee terms and conditions under which Annuncio is willing to make such information available.

     Section 2.7  Proprietary Rights of Licensee. Licensee shall retain all of
                  ------------------------------
its right, title and interest in and to all patent rights, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the Licensee Materials.

SECTION 3.  VERIFICATION
            ------------

     Section 3.1  Certification. Upon Annuncio's written request, Licensee shall
                  -------------
furnish Annuncio with a signed certification verifying that (1) the Software is being used pursuant to the provisions of this Agreement and (ii) listing the locations, and types of the Designated Systems on which the Software is run.

     Section 3.2  Audit. Annuncio may, on a quarterly basis, audit Licensee's
                  -----
use of the Software. Any such audit shall be conducted during regular business hours at Licensee's facilities and shall not unreasonably interfere with Licensee's business activities.

SECTION 4.  DELIVERY AND PAYMENT
            --------------------

     Section 4.1  Delivery. Within ten (10) days of the Effective Date, Annuncio
                  --------
shall ship to Licensee one (1) object code version of the Software and one (1) copy of the Annuncio Documentation.

     Section 4.2  License Fee. In consideration for the license granted
                  -----------
hereunder, Licensee shall pay Annuncio, within thirty (30) days of the Effective Date, the applicable License Fee, as set forth in Exhibit A hereto

     Section 4.3  Late Payments. If the License Fee is not paid when due, in
                  -------------
addition to any other remedy otherwise available to Annuncio, Annuncio may impose interest or overdue charges and payments at the rate of one-and-one-half percent (1.5%) per month (or, if less, the maximum amount permitted by law), until Licensee is current on all payments.

     Section 4.4  Taxes. Licensee shall pay all sales, use and excise taxes
                  -----
relating to, or under, this Agreement, unless Licensee is exempt from the payment of such taxes and provides Annuncio with evidence of such exemption, and excepting those taxes based upon Annuncio's income.

SECTION 5.  PROFESSIONAL SERVICES
            ---------------------

     Section 5.1  Consulting and Training Services. Upon request by Licensee,
                  --------------------------------
Annuncio shall provide Licensee with consulting and training services in addition to the Software Support Program offered pursuant to Exhibit A and the Software Support Program Terms and Conditions. Any consulting or training services acquired from Annuncio shall be bid separately from the Software License and Licensee may acquire either Software Licenses or consulting services without acquiring the other. Such consulting and training services shall be provided pursuant to a separate Consulting Services Agreement pursuant to the terms and rates contained therein.

     Section 5.2  Installation Support. For the fee set forth in the applicable
                  --------------------
Exhibit, Annuncio shall provide Licensee with installation support set forth in that Exhibit, up to the hours therein indicated, for one copy of the Software at a single site in accordance with Annuncio's then-current installation procedures. Any additional installation support requested by Licensee shall be provided at Annuncio's then-current hourly rate. Licensee shall reimburse Annuncio for all reasonable travel and living expenses associated with any installation support.

     Section 5.3  Non-solicitation. Licensee shall not solicit for hire any
                  ----------------
employee, consultant or subcontractor of Annuncio during the term of this Agreement and for a period of six (6) months thereafter. In the event Licensee hires any employee, consultant or subcontractor of Annuncio within the twelve
(12)-month period following such person's having performed services for Annuncio, Licensee shall promptly pay Annuncio a finder's fee equivalent to fifty percent (50%) of the annual compensation package offered to such person by Licensee.

     Section 5.4  Expenses. For any on site services requested by Licensee,
                  --------
Licensee shall reimburse Annuncio for all reasonable out-of-pocket travel and business expenses incurred by Annuncio in performing any of the services set forth in this Section 5.

SECTION 6.  REPRESENTATIONS, WARRANTIES, AND DISCLAIMERS
            --------------------------------------------

     Section 6.1  General Each party hereby represents and warrants to the other
                  -------
that (i) such party has the right, power and authority to enter into this Agreement and to fully perform all its obligations hereunder; and (ii) the making of this Agreement does not violate any agreement existing between such party and any third party.

     Section 6.2. Limited Warranty. Annuncio hereby warrants to Licensee that
                  ----------------
the Software as delivered by Annuncio to Licensee shall perform substantially in accordance with the Annuncio Documentation for a period of ninety (90) days from the date the Software is delivered to Licensee. In the event of a breach of the foregoing warranty, Annuncio's sole obligation, and Licensee's sole remedy, shall be the replacement or modification of the defective Software, at no charge to Licensee. In addition, for ninety (90) days from Licensee's receipt of Software Media, Annuncio warrants to Licensee that such Software Media is free from material defects.

     Section 6.3. Year 2000. Annuncio warrants that the Software will: (a)
                  ---------
include Year 2000 date conversion and compatibility capabilities including; but not limited to: century recognition; calculations which accommodate some century and multi-century formulas and date values; correct sort ordering and interface values that reflect the century; (b) manage and manipulate data involving dates, including single century formulas and multicentury formulas, and will not cause an abnormal function or about within the application or result in the generation of incorrect values or invalid outputs including such dates; (c) provide that all date-related user interface functionalities and data fields include the indication of the correct century; and (d) provide that all date-related system or application to application data interface functionalities will include the indication of the correct century. In the event of a breach of the foregoing warranty, Annuncio's sole obligation, and Licensee's sole remedy, shall be the replacement or modification of the defective Software, at no charge to Licensee.

     Section 6.4  Intellectual Property Warranty. Annuncio hereby warrants to
                  ------------------------------
Licensee that, to the best of Annuncio's knowledge, as of the Effective Date, the Software does not infringe the United States copyright, trademark or trade secret of any third party.

     Section 6.5  Software Performance Disclaimer. ANNUNCIO MAKES NO, AND HEREBY
                  -------------------------------
EXPRESSLY


ANNUNCIO SOFTWARE, INC                 2           CONFIDENTIAL AND PROPRIETARY

DISCLAIMS ANY, WARRANTY (1) OF CONTINUOUS OR UNINTERRUPTED OPERATION OF THE ANNUNCIO PRODUCT, (2) THAT THE ANNUNCIO PRODUCT WILL RUN PROPERLY ON ALL HARDWARE OR COMBINATIONS THEREOF, OR (3) THAT THE ANNUNCIO PRODUCT WILL MEET LICENSEE'S REQUIREMENTS OR THE REQUIREMENTS OF ANY OF LICENSEE'S CUSTOMERS.

     Section 6.6  Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE
                  -------------------
ANNUNCIO PRODUCT, THE ANNUNCIO DOCUMENTATION AND ANY OTHER ITEMS OR GOODS LICENSED OR DELIVERED TO LICENSEE HEREUNDER ARE LICENSED OR DELIVERED TO LICENSEE "AS IS," AND WITHOUT WARRANTY OF ANY KIND. ANNUNCIO HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES IN CONNECTION WITH THE ANNUNCIO PRODUCT AND THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

     Section 6.7. Licensee Materials. Annuncio has no obligations with respect
                  ------------------
to the Licensee Materials used in connection with the Software over the Internet. Annuncio shall have no liability whatsoever with respect to any Licensee Materials transmitted with the use of the Software, and Licensee is solely responsible and bears all risk with respect to the use of the Software to transmit or store any data including but not limited to security or privacy with respect to such data.

SECTION 7.  CONFIDENTIALITY
            ---------------

     Section 7.1. Definition. Confidential Information means any information
                  ----------
disclosed by either party ("Disclosing Party") to the other party ("Receiving Part"), either directly or indirectly, in writing, orally, electronically, visually, or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation or should be reasonably understood to be confidential or proprietary. Confidential Information includes, without limitation, all information relating to the source code of any Annuncio Software, the operation of the Software, the Documentation, or the terms and conditions of this Agreement to be Confidential Information Customer's client accounts and information concerning marketing and advertising services, all site and business development plans, and specific events and features planned for or by Customer are deemed confidential information. Confidential information also includes, but is not limited to, trade secrets, computer programs, software, documentation, formulas, data, inventions, techniques, marketing plans, strategies, forecasts, customer lists, employee information, financial information, confidential information concerning either party's business or organization, as either party has conducted it or as either party may conduct it in the future, information concerning any of either party's past, current or possible future products or methods, including information about either party's research, development, engineering, purchasing, manufacturing, accounting, marketing, selling, leasing and/or software (including third party software).

     Section 7.2.   Definition Exclusion. Confidential Information shall exclude
                    --------------------
information that: (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

     Section 7.3    Non-use and Non-disclosure. Each party agrees not to use any
                    --------------------------
Confidential Information of the other party for any purpose except to perform its obligations or exercise its rights under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees of the receiving party who are required to have the information in order to perform such party's obligations under this Agreement. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder. Each party agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information and shall ensure that its employees who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Each party shall reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

     Section 7.4  Compelled Disclosure. If a Receiving Party is, or believes
                  --------------------
that it will be, compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure.

SECTION 8.  INDEMNIFICATION
            ---------------

     Section 8.1. By Annuncio. Annuncio shall, at its expense, defend and hold
                  -----------
Licensee harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Licensee arising out of or relating to any third party claim, suit or proceeding alleging that the Software infringes any third party United States or Canadian patent or copyright; provided that Licensee promptly notifies Annuncio in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Annuncio at Annuncio's expense and with Annuncio's choice of counsel. Licensee shall cooperate with Annuncio, at Annuncio's expense, in defending or settling such claims.

     Section 8.2. Licensee Materials. Licensee shall, at its expense, defend
                  ------------------
and hold Annuncio harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Annuncio arising out of or relating to


ANNUNCIO SOFTWARE, INC                 3           CONFIDENTIAL AND PROPRIETARY
any third party claim, suit or proceeding alleging that the Licensee Materials
(i) are factually inaccurate, misleading or deceptive, (ii) infringe or misappropriate any copyright, trademark, trade secret or other intellectual property right of any third party, or (iii) are libelous, defamatory, obscene or pornographic or violates other civil or criminal laws, including those regulating the use and distribution of content on the Internet and protection of personal privacy; provided that Annuncio promptly notifies Licensee in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Licensee at Licensee's expense and with Licensee's choice of counsel. Annuncio shall cooperate with Licensee, at Licensee's expense, in defending or settling such claims.

SECTION 9.  TERM
            ----

     Section 9.1.  Term. This Agreement shall commence on the Effective Date
                   ----
and shall continue throughout the Term unless otherwise terminated earlier in accordance with the terms of this Section 9.

     Section 9.2.  Termination. In the event of a material breach of this
                   -----------
Agreement, the nonbreaching party shall be entitled to terminate this Agreement by written notice to the breaching party, if such breach is not cured within thirty (30) days after written notice is given to the breaching party, specifying the breach. Upon any expiration or termination of this Agreement, all rights and licenses granted to Licensee under this Agreement shall terminate. Except as expressly provided herein, all of Annuncio's proprietary rights and confidential information, if any, shall be promptly returned to Annuncio or destroyed by Licensee, and certification of destruction shall be made in writing to Annuncio within ten (10) days after such return or destruction.

     Section 9.3.  Nonexclusive Remedies. The rights and remedies provided to
                   ---------------------
the parties in this Section 9 shall not be exclusive and are in addition to all other rights and remedies provided by this Agreement or any other relevant written agreement or available by law or in equity.

     Section 9.4.  Survival. Notwithstanding anything to the contrary contained
                   --------
in this Agreement, the Sections entitled "Definitions," "Confidentiality" "Indemnification," "Term" and "Limitation of Liability" shall survive any expiration or termination of this Agreement.

SECTION 10.  LIMITATION OF LIABILITY
             -----------------------

     Section 10.1  Total Liability. EXCEPT FOR DAMAGES ARISING OUT OF SECTION
                   ---------------
8.1, ANNUNCIO'S TOTAL LIABILITY TO LICENSEE FOR ANY KIND OF LOSS, EXPENSE, COST, CLAIM OR DAMAGE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL BE LIMITED TO THE AMOUNTS PAID TO ANNUNCIO BY LICENSEE HEREUNDER IN THE TWELVE (12)-MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT TO WHICH SUCH LOSS OR DAMAGE RELATES.

     Section 10.2  Exclusion of Damages. EXCEPT FOR DAMAGES ARISING OUT OF
                   --------------------
SECTION 8.1, IN NO EVENT SHALL ANNUNCIO BE LIABLE TO LICENSEE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT ANNUNCIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT WITH RESPECT TO OR IN CONNECTION WITH ANY VIOLATION OF ANY PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT OF ANNUNCIO, IN NO EVENT SHALL LICENSEE BE LIABLE TO ANNUNCIO FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     Section 10.3  Failure of Essential Purpose. The limitations specified in
                   ----------------------------
this Section 10 shall survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

SECTION 11.  GENERAL
             -------

     Section 11.1  Merger and Amendments. This Agreement may not in any way be
                   ---------------------
modified, changed or amended except by a written instrument duly executed by the parties hereto which states that it is an amendment to this Agreement. This Agreement, including Exhibit A and the Software Support Program Terms and Conditions, when executed, constitutes the entire, final, complete and exclusive agreement between the parties and supersedes any prior negotiations, understanding or agreements, whether oral or in writing, concerning the subject matter hereof. Moreover, any standard printed forms or other documents of either party (such as those contained on a purchase order or invoice) shall have no force or effect.

     Section 11.2. Construction. All references in this Agreement to
                   ------------
"Articles," "Sections" and "Exhibits" refer to the articles, sections and exhibits to this Agreement. The words "hereof," "herein" and "hereunder" and
                                       ------    ------       ---------
other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto.

     Section 11.3  Governing Law. THIS AGREEMENT IS MADE IN ACCORDANCE WITH AND
                   -------------
SHALL BE GOVERNED AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO SUCH STATE'S CONFLICTS OF LAW PRINCIPLES. IN NO EVENT SHALL THIS AGREEMENT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

     Section 11.4  Jurisdiction. The state and federal courts of the State of
                   ------------
California shall have exclusive jurisdiction and venue over all controversies in connection herewith, and each party hereby irrevocably consents to such exclusive and personal jurisdiction and venue.

     Section 11.5  Assignments. Neither party may assign this Agreement or any
                   -----------
right or obligation hereunder without the other party's prior written consent; provided however, that Annuncio may assign this Agreement without such consent to any successor as a result of any merger, consolidation or other corporate reorganization of such party or any sale of all or substantially all of the assets of Annuncio. Notwithstanding the foregoing, this


ANNUNCIO SOFTWARE, INC                 4           CONFIDENTIAL AND PROPRIETARY

Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of each party.

     Section 11.6  Severability. If any provision of this Agreement is held to
                   ------------
be illegal, unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall be construed and reformed and shall continue with the same effect as if such illegal, unenforceable or invalid provision was not a part hereof; provided
                                                                   --------
that, notwithstanding any other provision of this Agreement, if any limitation on the grant of any license to Licensee hereunder is found to be illegal, unenforceable, or invalid, such license shall immediately terminate.

     Section 11.7  Waiver. Any waiver (express or implied) by either party of
                   ------
any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

     Section 11.8  Notices. All notices or other communications required or
                   -------
permitted to be given pursuant to this Agreement shall be in writing and shall be considered properly given or made if hand delivered, mailed first class mail, postage prepaid, sent by prepaid telegram (or telex or other facsimile transmission) or sent by express overnight courier service to the relevant addresses below or to such other address as either party hereto may designate by like notice sent to the other party hereto. All notices shall be deemed given when received.

     Section 11.9   Headings. The headings and captions contained in this
                    --------
Agreement shall not be considered to be a part hereof for purposes of interpreting or applying this Agreement, but are for convenience only.

     Section 11.10  Counterparts. This Agreement may be executed in
                    ------------
counterparts, each of which will be deemed an original and both of which together will constitute one instrument.

     Section 11.11. Language. The parties have agreed that this Agreement be
                    --------
written in English. (Les parties ont convenu a ce que ce Contrat soit redige en anglais.)

     Section 11.12. Import and Export Controls. Licensee understands and
                    --------------------------
acknowledges that Annuncio may be subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products, technology and technical data to certain countries. Any and all obligations of Annuncio to provide the Software, software, documentation or any media in which any of the foregoing is contained, as well as any training or technical assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology, products and technical data abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, and Bureau of Export Administration.

     Section 11.13. Contingency. Neither party hereto shall be held responsible
                    -----------
for any delay or failure in performance hereunder caused in whole or in part by fire, strike, flood, embargo, labor dispute, delay or failure of any subcontract, act of sabotage, riot, accident, delay of carrier or supplier, voluntary or mandatory compliance with any governmental act, regulation or request, act of God or by public enemy, or any act or omission or other cause beyond such party's control. If any such contingency shall occur, this Agreement shall be deemed extended by the length of time such contingency continues.

     Section 11.14. Independent Contractors. The parties hereto are independent
                    -----------------------
contractors and neither party is an employee, agent, partner or joint venturer of the other. Neither party shall have the right, nor shall either party attempt, to bind the other party, whether directly or indirectly, to any agreement with a third party or to incur any obligation or liability on behalf of such other party, whether directly or indirectly.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.


ANNUNCIO SOFTWARE, INC                 5           CONFIDENTIAL AND PROPRIETARY

ANNUNCIO SOFTWARE, INC.                       PHILLIPS INTERACTIVE HEALTH

By: /s/ Didier Moretti                        By: /s/ Joseph Pace

Name: DIDIER MORETTI                          Name: JOSEPH PACE
      --------------                                ------------

Title: President & CEO                        Title: VP INTERNET DEVELOPMENT
       ---------------                               -----------------------

                                       6
                                       -

                                   EXHIBIT A
                                       TO
                     THE SOFTWARE LICENSE AGREEMENT BETWEEN
            ANNUNCIO SOFTWARE, INC. AND PHILLIPS HEALTH INTERACTIVE

This independent Exhibit A to the Software License Agreement (this "Exhibit") is entered into as of the 30th day of December, 1999 (the "Effective Date") by and
                                                        --------------
between Annuncio Software, Inc., a California corporation with an office at 2440
W. El Camino Real, Suite 300, Mountain View, CA 94040 ("Annuncio"), and Phillips
                                                        --------
Health Interactive, a corporation having an office at 7811 Montrose Road, Potomac, Maryland 20854 ("Licensee"). This Exhibit is part of the License
                          --------
Agreement entered into between the parties, dated December 30, 1999 ("License Agreement"). Annuncio's Software Support Program Terms and Conditions shall be a part of this Exhibit A during the Initial Support Program Period and thereafter, provided Licensee elects to purchase the Support Program. Capitalized terms shall have the same meaning as they have in the License Agreement.

1.   TOTAL SOFTWARE FEES
     -------------------
          A.  SOFTWARE LICENSED:                      LICENSE FEES
              Annuncio Live                           [*]

                                                      TOTAL LICENSE FEE:        [*]
                                                      TOTAL ADDITIONAL
              SUBTOTAL FROM SECTION 2, BELOW          ITEMS/SERVICE FEE:        [*]
                                                      FIRST YEAR
              SUBTOTAL FROM SECTION 3, BELOW          MAINTENANCE FEE:          [*]
                                                           TOTAL FEE:           [*]

2. ADDITIONAL SERVICES/ITEMS
     Training 1                                       [*]                  [*]
     Consulting services, to be provided              [*]                  [*]
     pursuant to the terms and conditions of a
     separate Consulting Services Agreement and
     Statement of Work (does not include travel
     and living expenses)
     Documentation for Annuncio Software 1 copy                             Not priced separately
                                                      TOTAL ADDITIONAL
                                                      SERVICES/ITEMS FEES:  [*]

3. SOFTWARE SUPPORT PROGRAM FEE FOR INITIAL ONE-YEAR SUPPORT PROGRAM PERIOD:                 [*]
   ------------------------------------------------------------------------

Upon payment by Licensee of the applicable Annual Support Program Fee, and throughout the applicable Support Program Period, Annuncio shall provide Licensee with Software maintenance and support services (the "Support Program") concerning the use and operation of the Software at a single site and in accordance with Annuncio's Software Support Program Terms and Conditions as attached hereto. For the Software provided pursuant to this Exhibit, the Software Support Program Fees for the initial year of Software Support will be paid [*] in advance, with [*]. After the Initial Support Program Period, Licensee may elect to continue the Software Support Program by paying Annuncio the then-current Support Program Fee, [*]. For any additional years of Software Support, [*], in advance, with the first payment due on the one year anniversary of the Exhibit Effective Date and continuing until Software Support Program is terminated pursuant to the Standard Software Support Program Terms and Conditions.

_____________________

1    For one year from the Effective Date, additional training is available at
[*] per day, with a maximum of [*] students per day. Thereafter, training will be available at Annuncio's then-current rate.

ANNUNCIO SOFTWARE, INC.               1             CONFIDENTIAL AND PROPRIETARY


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.   Payment Terms: Licensee shall pay Annuncio [*] of the License Fee and
     -------------
the [*] fee for the Additional Services upon the Exhibit Effective Date. Licensee shall pay the remaining [*] of the License Fee on or before March
31, 2000. Software Support Program fees will be paid as set forth in Section 3, above. Unless explicitly stated elsewhere in the License Agreement or attached Exhibits, all license fees are non-cancelable and non-refundable.

5.   Licensed Use: Licensee's use of the Software and the license fees
     ------------
associated therewith are based upon the following License Term, Designated System and Marketing Metrics:

       LICENSE TERM:                         [*]
       MARKETING TRANSACTIONS:               [*]
          (Marketing Transactions are defined as e-mails
          sent and web pages served by Annuncio's
          Software, as tracked by the Software)
       DESIGNATED SYSTEM:
               Operating System              Any then-supported Operating System
               Database                      Any then-supported Database
               Number of Servers             [*]
               Client Machine Access         [*]

[*]

6.   CONTACT INFORMATION                         BILLING INFORMATION
     Name: Joseph Pace                           Name: Joseph Pace

     Address: 7811 Montrose Road                 Address:: 7811 Montrose Road
              Potomac, Maryland 20854                      Potomac, Maryland 20854
     Telephone Number: (301) 340-7788 ext. 5650  Telephone Number: (301)340-7788 ext. 5650

     Facsimile Number:                           Facsimile Number:

7.   Marketing Activities: Licensee agrees to be designated as a customer in
     --------------------
Annuncio sales and marketing materials and press releases, and to provide a minimum of one quote regarding Licensee's experience with Annuncio Software and Annuncio Lice for use in such marketing materials and/or press releases. During the Term of this Agreement, Licensee will make a minimum of one (1) person available to speak by phone with press, analysts, and customers about Licensee's experience with Annuncio and the Software. Licensee also agrees to contribute to a written customer case study for publishing by Annuncio Software.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.

ANNUNCIO SOFTWARE, INC.                  PHILLIPS HEALTH INTERACTIVE

By: /s/ Didier Moretti                   By: /s/ Joseph Pace

Name: DIDIER MORETTI                     Name: JOSEPH PACE
      --------------                           ------------

Title: President & CEO                   Title: VP INTERNET DEVELOPMENT
       ---------------                          -----------------------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ANNUNCIO SOFTWARE, INC.               2            CONFIDENTIAL AND PROPRIETARY

                       ANNUNCIO STANDARD SUPPORT PROGRAM

                              TERMS AND CONDITIONS

Annuncio Standard Support Program Terms and Conditions ("Standard Support Program") are referenced in and incorporated into the License Agreement between Annuncio and Licensee ("Agreement"). Any capitalized terms not specifically defined in herein have the same meaning as in the Agreement.

1.   STANDARD SUPPORT PROGRAM: As part of its Software Support Program, Annuncio
     ------------------------
will provide Licensee with the following services in consideration for payment of the applicable Annual Maintenance Fee:

     a)  Software Maintenance: All Patches, Maintenance Releases and Major
         --------------------
Releases for the licensed Software and supporting Documentation will be provided to Licensee.

     b)  Unlimited Incidents: Designated Support Contacts can make as many
         -------------------
telephone or e-mail requests as required to address Incidents under the Support Program.

     c)  Telephone Support: Annuncio provides toll-free telephone support for
         -----------------
use of its Software for Licensee's Designated Support Contacts. Except for Annuncio holidays, telephone support is provided from 8 a.m. to 5 p.m. Pacific Standard Time.

     d)  Remote Access and Diagnostics: Annuncio will utilize remote dial-in
         -----------------------------
capabilities via modem to expedite the evaluation and of problems reported by Licensee. If Licensee does not grant Annuncio access to dial-in capabilities via modem, Licensee agrees to pay for any fees and expenses incurred while providing on-site services at Annuncio's then-current consulting rates.

     e)  Watch Dog: Licensee can utilize the Watch Dog utility to determine if
         ---------
key components of Annuncio's Software are operating correctly.

     f)  Escalation Process: Reported problems will be tracked as part of a
         ------------------
standard escalation process which provides Licensee with access to the status of the problem and, if necessary, an escalation procedure.

2.   EXCLUSIONS: Annuncio will not have an obligation to support: i)
     ----------
substantially altered, damaged or modified Software; ii) Incidents caused by Licensee's negligence, hardware malfunction, or other causes beyond Annuncio's reasonable control; iii) Software installed on a Designated System not supported by Annuncio; and iv) third party software. Annuncio also will not support any previous version of the Software for more than 6 months after the release of a subsequent Maintenance Release or Major Release.

3.   PAYMENT: The fee for the initial term of the Standard Support Program will
     -------
be as set forth in the License Agreement and exhibits thereto. Thereafter, if Licensee chooses to continue receiving support under the Standard Support Program, Licensee shall pay Annuncio the then-current Annual Support Program Fee. The applicable Annual Support Program Fees will be billed on an annual basis upon renewal of the Support Program. Payment shall be due thirty (30) days form renewal. Unless Licensee has provided proof of tax-exempt status, Licensee is responsible for all taxes associated with the Support Program, except for those taxes based on Annuncio's income. Should Licensee elect not to renew the Support Program and subsequently requests to reinstate the Support Program, Annuncio will reinstate the Support Program only after Licensee pays Annuncio

                          CONFIDENTIAL AND PROPRIETARY
                             ANNUNCIO SOFTWARE, INC
the then-current Annual Support Program Fee plus all cumulative fees that would have been payable had Licensee not suspended the Support Program.

4.   TERM AND TERMINATION: Subject to Licensee's payment of the Annual Support
     --------------------
Program Fee, the initial support period (a "Support Program Period") shall begin upon the License Effective Date and end one year from such date. After such initial Support Program Period and for as long as Annuncio is offering a Support Program for the Annuncio Software, Licensee shall continue to receive the Support Program for successive twelve (12)-month periods in consideration for payment of Annuncio's then current Annual Support Program Fee for such Support Program Periods, unless the Support Program is terminated by either party. Either party may elect to discontinue the Support Program by written notification delivered to the other party at least sixty (60) days prior to the renewal date. If Licensee fails to make payment pursuant to the section entitled "Payment," or Licensee breaches the Support Program provisions and such breach has not been cured within thirty (30) days of receipt of written notice of the breach, Annuncio may suspend or cancel the Support Program. Annuncio may modify the Support Program on an annual basis to reflect current market condition upon reasonable notice.

5.   CUSTOMER RESPONSIBILITIES:
     -------------------------

a) Customer shall assist Annuncio in the diagnosis of a reported software problem by providing information and documentation and by performing reasonable tests requested by Annuncio's Support Program personnel.

b) Licensee shall implement any Patch within sixty (60) days of its availability. Customer's failure to implement any such Patch will relieve Annuncio of its obligations to provide support for problems that would have been corrected by such implementation.

c) Licensee shall provide Designated Support Contacts who are competent and capable of maintaining and understanding the operation of the licensed Software.

6.   DEFINITIONS:
     -----------

A. Designated Support Contacts means the person(s), to a maximum of four individuals, who may contact Annuncio under the Support Program. Two of the Support Contacts shall be designated by Licensee as marketing support contacts, one of whom will be the primary marketing contact and one of whom will be the back-up marketing contact. Likewise, two of the Support Contacts shall be designated by Licensee as technical support contacts, one of whom will be the primary technical contact and one of whom will be the back-up technical contact. A back-up support contact will access Support Services under this Agreement only if the primary marketing or technical support contact, as applicable, is unavailable. Licensee shall not designate anyone a Support Contact, either Marketing or Technical, unless that individual has attended the applicable training course(s) for the Annuncio Software.

B. Incident means a Software malfunction that degrades or affects Licensee's use of the Software.

C. Maintenance Releases means a release of Software containing an accumulation of Patches and possibly limited new functionality.

D. Major Release means a one copy of the new release of the Software containing new functionality that is not designated by Annuncio as new products or as functionality for which Annuncio charges separately.

E. Patch means the repair or replacement of source, object or executable software code to address an Incident.

                                       2

                          CONFIDENTIAL AND PROPRIETARY
                            ANNUNCIO SOFTWARE, INC.